

NHI

Q2 2021 SUPPLEMENTAL

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants and the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2020. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended June 30, 2021.

COVER: Autumn Trace in Linton, operated by Autumn Trace Senior Communities, in Linton, IN.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical facility investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

LEADERSHIP



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
Chief Financial Officer



David Travis
Chief Accounting Officer



Michelle Kelly
SVP, Investments



Dana Hambly
VP, Investor Relations

ANALYST COVERAGE

Aaron Hecht, JMP Securities
Connor Siversky, Berenberg
Daniel Bernstein, Capital One Securities, Inc.
John Kim, BMO Capital Markets
Jordan Sadler, KeyBanc Capital Markets
Michael Lewis, Truist Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Steve Manaker, Stifel
Todd Stender, Wells Fargo

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Strong dividend



AS OF AUGUST 9, 2021

157	SENIOR HOUSING
75	SKILLED NURSING
3	HOSPITAL
1	MEDICAL OFFICE

236 PROPERTIES

35 OPERATING PARTNERS

34 STATES


PARTNERS[1]
3% SMALL
14% NHC
9% ENSIGN
1% QUORUM
1% OTHER PUBLIC
11% HOLIDAY
7% LCS
18% SLC
9% BICKFORD
4% DISCOVERY
4% HSM
3% CHANCELLOR
2% SLM
14% OTHER

Regional 54%
Public 25%
Small 3%
National Private Chain 18%


ASSETS[1]
OTHER INCOME[2]
3%
SENIOR LIVING CAMPUS
6%
SKILLED
30%
3%
HOSPITAL & MOB
26%
ENTRANCE FEE
13%
INDEPENDENT LIVING
19%
ASSISTED LIVING

Sr. Hsng. Need-Driven 25%
Sr. Hsng. Discretionary 39%
Medical 33%
Other Income 3%[2]

[1] Based on annualized cash revenue of $273.2 million in place at June 30, 2021.
[2] Other income consists primarily of revenue from non-mortgage notes receivable.

PORTFOLIO SUMMARY

as of June 30, 2021 (dollars in thousands)

	Properties	Units/ Sq. Ft*	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	89	4,932	$ 28,205	$ 2,518	$ 25,687	$ 20,945	$ 46,632
Senior Living Campus	14	1,976	9,973	672	9,301	6,219	15,520
Total Senior Housing - Need Driven	103	6,908	38,178	3,190	34,988	27,164	62,152
Senior Housing - Discretionary							
Independent Living	32	3,703	22,352	3,264	19,088	16,727	35,815
Entrance-Fee Communities	11	2,707	30,755	1,550	29,205	29,259	58,464
Total Senior Housing - Discretionary	43	6,410	53,107	4,814	48,293	45,986	94,279
Total Senior Housing	146	13,318	91,285	8,004	83,281	73,150	156,431
Medical Facilities							
Skilled Nursing	72	9,433	41,176	397	40,779	40,988	81,767
Hospitals	3	185	3,088	(31)	3,119	6,026	9,145
Medical Office Buildings	1	61,500 *	165	7	158	160	318
Total Medical Facilities	76	9,618	44,429	373	44,056	47,174	91,230
Current Year Disposals and Held for Sale			3,050	14	3,036	(3,036)	—
Total Leases	222	22,936	138,764	8,391	130,373	117,288	247,661
Escrow funds received from tenants			4,337		4,337	(4,337)	—
Total Rental Income			143,101		134,710	112,951	247,661
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	9	565	2,906		2,906	3,089	5,995
Senior Housing - Discretionary	2	714	6,886		6,886	5,576	12,462
Skilled Nursing	3	180	204		204	201	405
Other Notes Receivable	—	—	1,980		1,980	4,649	6,629
Total Mortgage and Other Notes	14	1,459	11,976		11,976	13,515	25,491
Investment and Other Income			138		138	(138)	—
Total Revenue			$ 155,215	$ 8,391	$ 146,824	$ 126,328	$ 273,152

OPERATING PARTNERS

Partner	Description	Ownership	Market Focus	% of Revenue[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	18%
NHC National HealthCare Corporation	Founded in 1971, National HealthCare Corporation (NYSE American: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	14%
Holiday Retirement	Holiday Retirement is one of the largest providers of independent living communities in the U.S. Founded in 1971, they are a privately held company and currently operate more than 200 facilities.	Private	SHO	11%
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	9%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	9%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	7%
Discovery Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	4%
HSM	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	4%
Chancellor Health Care, LLC	Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has more than 15 properties across 6 states, which include California, Colorado, Illinois, Maryland, Oregon, and Texas and serves over 750 seniors.	Private	SHO	3%
SLM Senior Living Management	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	2%

[1]*Based on annualized cash revenue of $273.2 million for contracts in place at June 30, 2021.*

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

Property Type	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	130	74	3	207
1Q20	1.19x	2.81x	1.72x	1.68x
1Q21	1.08x	2.86x	2.78x	1.64x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	91	49	39	4	77	35
1Q20	1.15x	1.16x	1.23x	1.74x	2.74x	1.90x
1Q21	0.92x	0.79x	1.24x	1.62x	2.85x	2.12x

Customers	NHC[1]	SLC[2]	Bickford[2]	Holiday
Properties	42	9	42	26
1Q20	3.79x	1.06x	1.14x	1.20x
1Q21	3.79x	1.31x	1.06x	0.97x

NHI SAME-STORE PORTFOLIO[3]

Property Type	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	113	74	3	190
1Q20	1.19x	2.81x	1.72x	1.71x
1Q21	1.09x	2.86x	2.78x	1.68x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	84	42	29	3	77	35
1Q20	1.14x	1.15x	1.24x	1.82x	2.74x	1.90x
1Q21	0.91x	0.77x	1.29x	1.65x	2.85x	2.12x

Customers	NHC[1]	SLC[2]	Bickford[2]	Holiday[4]
Properties	42	9	42	17
1Q20	3.79x	1.06x	1.14x	1.22x
1Q21	3.79x	1.31x	1.06x	1.03x

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; and includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months.

[1] NHC coverage is based on corporate level Fixed Charge Coverage Ratio and includes 3 independent living facilities.
[2] Proforma SLC & Bickford T12 EBITDARM coverages excluding PPP income is 1.13x and 0.90x, respectively.
[3] Excludes properties that have transitioned operators in past 24 months, assets held for sale, and nine Holiday properties under a non-binding letter of intent to be sold.
[4] Excludes nine properties under a non-binding letter of intent to be sold.

PURCHASE OPTIONS & LEASE MATURITIES

Tenant Purchase Options (dollars in thousands)

Asset Type	Properties	Lease Expiration	1st Option Open Year	Option Type	Current Cash Rent ($)	% of Total[1]
SHO	3	December 2021	Open	C	1,000	0.37%
MOB	1	February 2025	Open	A	318	0.12%
HOSP	1	March 2025	Open	B	2,076	0.76%
HOSP	1	June 2022	2022	A	3,544	1.30%
SNF	7	August 2028	2025	C	3,697	1.35%
SHO	2	May 2035	2027	B	5,348	1.96%
SNF	1	September 2028	2028	C	482	0.18%
						6.04%

Option Type:
A. Greater of fixed base price or fair market value
B. Fixed base price plus a specified share on any appreciation
C. Fixed base price
D. Fixed capitalization rate on lease revenue

[1] *Based on annualized cash revenue of $273.2 million for contracts in place at June 30,2021.*

Lease Maturities (annualized cash rent; dollars in thousands)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2021	12	2,525	1,308	—	3,833
2022	4	850	—	3,544	4,394
2023	15	11,986	3,034	—	15,020
2024	3	1,225	—	—	1,225
2025	3	522	—	2,395	2,917
2026	35	1,360	32,562	—	33,922
2027	3	12,843	—	—	12,843
2028	14	4,098	4,179	—	8,277
2029	31	58,294	13,837	—	72,131
2030	7	4,687	—	—	4,687
Thereafter	95	58,040	26,846	3,525	88,411

INVESTMENT RATIONALE

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- FOCUSED ON GROWING WITH OUR 35 OPERATING PARTNERS AND SELECT NEW CUSTOMERS
- DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS
- EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION
- LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES
- TARGET 60/40 EQUITY/DEBT FUNDING MIX

Investment History*
(dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
2013
2014
2015
2016
2017
2018
2019
2020
2021
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Existing Relationship
New Relationship
10-Year Treasury
WACY


NOTES
9%
INVESTMENT STRUCTURE
LEASE
91%

*The average age of properties acquired since 2014-2021 is **16.9 years.** The total portfolio average age is **25.0 years.**

RECENT INVESTMENTS

Recent Lease Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2021								
Vizion Health*	HOSP	Lease	64/1	OK	8.50%	$ 40,250	$ (40,250)	$ —
Navion Senior Solutions	SHO	Lease	48/1	TN	7.50%	6,600	(6,600)	—
						$ 46,850	$ (46,850)	$ —
Q3 2020								
41 Management	SHO	Lease	43/1	WI	7.50%	$ 12,300[2]	$ (12,300)	$ —
Q2 2020								
Autumn Trace*	SHO	Lease	88/2	IN	7.25%	14,250	(14,250)	—
Q1 2020								
Life Care Services	EFC	JV	401/1	WA	6.75%	134,892	(134,892)	—
Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100[3]	(15,100)	—
						$ 176,542	$ (176,542)	$ —

Recent Loan Origination and Other Development Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2021								
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	9.50%[4]	$ 50,000	$ (2,108)	$ 47,892
Vizion Health*	HOSP	Corporate	N/A	N/A	8.50%	20,000	(20,000)	—
Navion Senior Solutions	SHO	Corporate	N/A	N/A	8.00%	3,600	(3,600)	—
						$ 73,600	$ (25,708)	$ 47,892
Q4 2020								
41 Management	SHO	Construction Loan	110/1	WI	8.50%	$ 22,200	$ (10,217)	$ 11,983
Q2 2020								
Bickford Senior Living	SHO	Construction Loan	64/1	VA	9.00%	14,200	(4,201)	9,999
Watermark Retirement	SHO	Working Capital Note	420/2	CT	7.50%	5,000	(1,000)	4,000
Q1 2020								
Timber Ridge OpCo	SHO	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	SHO	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
						$ 50,400	$ (19,418)	$ 30,982
Other Loan and Development Commitments								
Life Care Services	EFC	Senior Note	466/1	AZ	7.25%	$ 118,800	$ (107,342)	$ 11,458
Life Care Services	EFC	Construction Loan	101/1	AZ	8.50%	61,200	(61,200)	—
Bickford Senior Living	SHO	Construction Loan	183/3	MI, VA	9.00%	42,900	(32,901)	9,999
Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	12,000	(11,711)	289

** Indicates new operating relationship*

[1] Building count excludes renovations.

[2] Acquisition was partially funded with the cancellation of a $3.9 million second mortgage due from 41 Management.

[3] Acquisition was partially funded with the cancellation of a $14 million construction loan due from Bickford.

[4] NHI can earn an additional 2.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(dollar and share amounts in thousands)

QUARTER ENDED / AS OF	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Balance Sheet Data					
Gross cost of real estate assets	$ 3,241,699	$ 3,266,255	$ 3,265,070	$ 3,264,564	$ 3,247,138
Total assets	3,077,445	3,183,273	3,120,489	3,139,273	3,166,971
Total liabilities	1,520,385	1,620,558	1,597,544	1,635,271	1,663,502
Total noncontrolling interests	10,345	10,530	10,711	10,953	11,110
Total stockholder's equity attributable to NHI	1,546,715	1,552,185	1,512,234	1,493,049	1,492,359
Operating Data					
Total revenue	$ 74,330	$ 80,885	$ 81,238	$ 84,301	$ 84,174
Rental revenue - GAAP	68,351	74,749	74,941	77,821	77,917
Straight-line rents	4,150	4,241	4,930	5,086	5,218
Rental revenue - Cash[1]	62,026	68,347	67,548	68,728	71,069
Cash NOI	68,130	74,607	73,802	75,302	77,440
Adjusted EBITDA[2]	68,496	70,485	74,907	77,012	78,594
Interest expense	12,840	12,973	12,293	12,892	13,557
General & administrative expense	3,588	7,989	3,176	2,785	3,032
NAREIT FFO per common share	1.16	1.23	1.28	1.42	1.46
Normalized FFO per common share	1.16	1.24	1.37	1.42	1.46
Capitalization					
Common shares outstanding at end of each period	45,851	45,851	45,186	44,729	44,650
Market value of equity at end of each period	$ 3,074,310	$ 3,314,110	$ 3,125,516	$ 2,695,817	$ 2,711,148
Total debt	1,434,744	1,524,725	1,499,285	1,528,968	1,554,241
Secured debt	95,169	95,260	95,354	138,165	138,473
Net debt	1,402,200	1,411,350	1,455,941	1,486,770	1,507,388
Total market capitalization, including net debt	4,476,510	4,725,460	4,581,457	4,182,587	4,218,536
Ratios					
Interest coverage ratio	5.3x	5.4x	6.1x	6.0x	5.8x
Fixed charge coverage ratio	5.6x	5.7x	6.4x	6.3x	6.0x
Net debt to adjusted EBITDA (annualized)	5.1x	5.0x	4.9x	4.8x	4.8x
Net debt as a percentage of market capitalization	31.3%	29.9%	31.8%	35.5%	35.7%
Total Debt / Gross Assets	38.8%	40.1%	40.3%	41.1%	41.7%
Secured Debt / Gross Assets	2.6%	2.5%	2.6%	3.7%	3.7%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 1.1025	$ 1.1025	$ 1.1025	$ 1.1025
Normalized FFO payout ratio per common share	77.6%	88.9%	80.5%	77.6%	75.5%
Dividends declared	$ 41,266	$ 50,550	$ 49,818	$ 49,314	$ 49,227
Normalized FFO payout ratio	77.6%	89.7%	80.9%	78.0%	75.7%
Normalized FAD payout ratio	78.1%	84.9%	84.4%	81.8%	80.8%
Portfolio Statistics					
Number of Properties	236	242	242	243	243

[1] Excludes escrow funds received from tenants.
[2] For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.

CAPITAL STRUCTURE

Fixed Charge Coverage


10
8
6
4
2
0
6.4x
6.0x
5.4x
6.0x
5.6x
2017
2018
2019
2020
2021


UNSECURED, VARIABLE
10%
SECURED, FIXED
7%
UNSECURED, FIXED
83%
DEBT1

Revolver Liquidity (dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$137.0
$262.0
$252.0
$520.0
$525.0
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Balance
Available

Net Debt to Adjusted EBITDA


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.2x
4.5x
4.7x
4.7x
5.1x
2017
2018
2019
2020
2021²

June 30, 2021 (dollars in thousands)	Amount	Rate[3]	% of Total	Maturity[3]
Secured Debt				
Fixed Rate				
Fannie Mae Mortgage Loans	$95,169	3.94%	6.6%	4 years
Total Secured Debt	95,169			
Unsecured Debt				
Fixed Rate				
Term Loans	400,000	3.23%[4]	27.7%	2 years
Private Placement	400,000	4.15%	27.7%	3 years
Public Bonds	400,000	3.00%	27.7%	10 years
Variable Rate				
Revolving Credit Facility	25,000	1.30%	1.7%	1 year
Term Loans	125,000	1.43%	8.6%	2 years
Total Unsecured Debt	1,350,000			
Subtotal	1,445,169	3.28%	100.0%	5 years
Note Discounts	(3,082)			
Unamortized Loan Costs	(7,343)			
Total Debt	$ 1,434,744			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 19 for reconciliation*
[3] *Weighted average*
[4] *Fixed using derivative rate swaps, which mature in 2021*

DEBT MATURITIES

Debt Schedule

(dollars in thousands)

Financial Instrument		Amount Outstanding [1]	Interest Rate [2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
Credit Facility							
$550MM Revolver (L + 120)[3]	$	25,000	1.30%	Variable	Aug-22	1.1	No
Bank Term Loan (L + 135)		225,000	1.45%	Variable	Aug-22	1.1	No
Bank Term Loan (L + 130)		300,000	1.40%	Variable	Sep-23	2.2	No
$125MM Private Placement Term Loan		125,000	3.99%	Fixed	Jan-23	1.5	No
$50MM Private Placement Term Loan		50,000	3.99%	Fixed	Nov-23	2.3	No
$75MM Private Placement Term Loan		75,000	3.93%	Fixed	Sep-24	3.2	No
$50MM Private Placement Term Loan		50,000	4.33%	Fixed	Nov-25	4.3	No
$100MM Private Placement Term Loan		100,000	4.51%	Fixed	Jan-27	5.5	No
$400MM Senior Unsecured Notes		400,000	3.00%	Fixed	Feb-31	9.6	No
Fannie Mae Term Loans		95,169	3.94%	Fixed	Jul-25	4.0	Yes
Total Debt	$	1,445,169					
Weighted Averages			2.78%			4.5	
Impact of Swaps[4]			0.50%				
Effective Weighted Average Interest			3.28%				

[1] As of June 30, 2021.
[2] Variable rates based on 1-month USD LIBOR on June 30, 2021.
[3] NHI exercised a 1-year extension option effective April 30, 2021.
[4] Swap agreements representing a notional amount of $400 million expire in Dec-21.

Debt Maturity Schedule[1]

(dollars in millions)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Convertible Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$-
$775
$525
$25
$225
$475
$300
$175
$75
$75
$145
$95
$50
$-
$100
$100
$400
$400
2021
2022
2023
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS

Select Credit Facility, Private Placement and Public Bond Covenants[1]

Credit Facility	Requirement	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Leverage ratio	<= 60%	46%	43%	44%	44%	43%
Unencumbered leverage ratio	<= 60%	52%	46%	48%	48%	48%
Secured leverage ratio	<= 30%	3%	3%	3%	4%	4%
Fixed charge coverage ratio	>= 1.75	6.07	6.13	6.03	5.68	5.49
Tangible net worth	$965MM + 75% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Leverage ratio	<= 60%	46%	43%	44%	44%	43%
Unencumbered leverage ratio	<= 60%	52%	46%	48%	48%	48%
Secured leverage ratio	<= 30%	3%	3%	3%	4%	4%
Fixed charge coverage ratio	>= 2.00	5.11	5.16	5.45	4.98	4.86
Tangible net worth	$650MM + 85% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Leverage ratio	<= 60%	40%	41%	N/A	N/A	N/A
Secured leverage ratio	<= 40%	3%	3%	N/A	N/A	N/A
Debt service ratio	>= 1.50	7.33	5.60	N/A	N/A	N/A
Unencumbered asset ratio	>= 150%	255%	248%	N/A	N/A	N/A

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Negative	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- STRONG DIVIDEND AND HEALTHY PAYOUT RATIO

Cash NOI: 7.6% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$225.5
$251.5
$271.5
$290.5
$302.8
2016
2017
2018
2019
2020

Adjusted EBITDA: 6.8% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$236.5
$265.0
$280.2
$298.4
$307.4
2016
2017
2018
2019
2020

Normalized FAD: 8.4% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$173.7
$198.0
$214.4
$226.5
$239.7
2016
2017
2018
2019
2020

NFFO Per Share: 3.6% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.87
$5.29
$5.46
$5.50
$5.60
2016
2017
2018
2019
2020

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0
1.2%
(7.1)%
1.9%
(6.6)%
3.6%
(5.6)%
3.7%
(5.6)%
4.9%
(4.4)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on 2020 actual results

Dividends / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2-Year
3-Year
4-Year
5-Year
6-Year
(4.8)%
(9.2)%
(1.7)%
(8.0)%
(-)%
(5.8)%
1.1%
5.3%
1.9%
4.3%

Peer Average Source: Wells Fargo Securities; based on TTM dividends declared through 2Q21

Dividends Regular Special


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

General & Administrative Cost as % of Total Revenue


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
3.9%
4.4%
4.3%
4.2%
4.0%
2016
2017
2018
2019
2020

Total Return NHI MSCI US REIT Index S&P 500 TR Index


400
350
300
250
200
150
100
50
0
8.7%
33.6%
67.1%
18.0%
35.8%
125.4%
56.8%
75.2%
151.8%
158.2%
145.2%
298.9%
3 Year
5 Year
7 Year
10 Year

Regular Dividends and Payout Ratio


DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
80%
75%
70%
65%
60%
55%
50%
$3.60
$3.80
$4.00
$4.20
$4.41
2016
2017
2018
2019
2020

BALANCE SHEETS

(in thousands, except share and per share amounts)

	June 30,2021	December 31, 2020
Assets	*(unaudited)*	
Real estate properties		
Land	$ 212,609	$ 220,361
Buildings and improvements	3,024,923	3,041,616
Construction in progress	4,167	3,093
	3,241,699	3,265,070
Less accumulated depreciation	(622,943)	(597,638)
Real estate properties, net	2,618,756	2,667,432
Mortgage and other notes receivable, net	284,177	292,427
Cash and cash equivalents	32,544	43,344
Straight-line rent receivable	97,723	95,703
Assets held for sale, net	22,581	—
Other assets	21,664	21,583
Total Assets	$ 3,077,445	$ 3,120,489
Liabilities and Stockholders' Equity		
Debt	$ 1,434,744	$ 1,499,285
Accounts payable and accrued expenses	25,728	25,189
Dividends payable	41,266	49,818
Lease deposit liabilities	9,438	10,638
Deferred income	9,209	12,614
Total Liabilities	1,520,385	1,597,544
Commitments and Contingencies		
National Health Investors Stockholders' Equity:		
Common stock, $0.01 par value; 100,000,000 and 100,000,000 shares authorized; 45,850,599 and 45,185,992 shares issued and outstanding, respectively	459	452
Capital in excess of par value	1,589,205	1,540,946
Cumulative dividends in excess of net income	(39,316)	(22,015)
Accumulated other comprehensive loss	(3,633)	(7,149)
Total National Health Investors Stockholders' Equity	1,546,715	1,512,234
Noncontrolling interests	10,345	10,711
Total Equity	1,557,060	1,522,945
Total Liabilities and Stockholders' Equity	$ 3,077,445	$ 3,120,489

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended June 30,		2021		2020
Revenues		*(unaudited)*		*(unaudited)*
Rental income	$	68,351	$	77,917
Interest income and other		5,979		6,257
		74,330		84,174
Expenses				
Depreciation		20,658		20,847
Interest		12,840		13,557
Legal		(40)		250
Franchise, excise and other taxes		232		145
General and administrative		3,588		3,032
Taxes and insurance on leased properties		2,175		1,450
Loan and realty (gains) losses		1,221		(380)
		40,674		38,901
Loss from equity method investment		(909)		(848)
Gain on sale of real estate		6,484		—
Net income		39,231		44,425
Less: net (income) loss attributable to noncontrolling interests		(48)		(57)
Net income attributable to common stockholders	$	39,183	$	44,368
Weighted average common shares outstanding:				
Basic		45,850,599		44,650,002
Diluted		45,858,074		44,650,002
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.85	$	0.99
Net income attributable to common stockholders - diluted	$	0.85	$	0.99

RECONCILIATIONS

(in thousands, except share and per share amounts)

Quarter Ended June 30,	2021	2020
	(unaudited)	*(unaudited)*
Net income attributable to common stockholders	$ 39,183	$ 44,368
Elimination of certain non-cash items in net income:		
Depreciation	20,658	20,847
Depreciation related to noncontrolling interests	(210)	(210)
Gains on sale of real estate	(6,484)	—
NAREIT FFO attributable to common stockholders	53,147	65,005
Normalizing items	—	—
Normalized FFO attributable to common stockholders	53,147	65,005
Straight-line lease revenue, net	(4,150)	(5,218)
Straight-line lease revenue, net, related to noncontrolling interests	21	30
Straight-line lease expense related to equity method investment	21	31
Amortization of lease incentives	262	249
Amortization of original issue discount	80	101
Amortization of debt issuance costs	588	643
Amortization related to equity method investment	520	(2)
Note receivable credit loss expense	1,221	(380)
Non-cash stock-based compensation	992	470
Equity method investment capital expenditures	(105)	(105)
Equity method investment non-refundable fees received	242	101
Normalized FAD attributable to common stockholders	$ 52,839	$ 60,925
BASIC		
Weighted average common shares outstanding	45,850,599	44,650,002
NAREIT FFO attributable to common stockholders per share	$ 1.16	$ 1.46
Normalized FFO attributable to common stockholders per share	$ 1.16	$ 1.46
DILUTED		
Weighted average common shares outstanding	45,858,074	44,650,002
NAREIT FFO attributable to common stockholders per share	$ 1.16	$ 1.46
Normalized FFO attributable to common stockholders per share	$ 1.16	$ 1.46
PAYOUT RATIOS		
Regular dividends per common share	$ 0.90	$ 1.1025
Normalized FFO payout ratio per diluted common share	77.6%	75.5%
Dividends declared	$ 41,266	$ 49,227
Normalized FFO payout ratio	77.6%	75.7%
Normalized FAD payout ratio	78.1%	80.8%

RECONCILIATIONS

(dollars in thousands)

Adjusted EBITDA Reconciliation		Quarter Ended June 30, 2021		2020
Net income	$	39,231	$	44,425
Interest expense		12,840		13,557
Franchise, excise, and other taxes		232		145
Depreciation		20,658		20,847
NHI's share of EBITDA adjustments for unconsolidated entities		798		—
Gain on sale of real estate		(6,484)		—
Note receivable credit loss expense		1,221		(380)
Adjusted EBITDA	$	68,496	$	78,594
Interest expense at contractual rates		10,368	$	10,569
Interest rate swap payments, net		1,820		2,263
Principal payments		91		305
Fixed Charges	$	12,279	$	13,137
Fixed Charge Coverage		5.6x		6.0x

Net Debt to Adjusted EBITDA		
Consolidated Total Debt	$	1,434,744
Less cash and cash equivalents		(32,544)
Consolidated Net Debt	$	1,402,200
Adjusted EBITDA	$	68,496
Annualizing Adjustment		205,488
Annualized impact of recent investments, disposals and payoffs		(953)
	$	273,031
Consolidated Net Debt to Adjusted EBITDA		5.1x

Cash NOI		QTD 2021		QTD 2020		YTD 2021		YTD 2020
Rental income	$	68,351	$	77,917	$	143,101	$	154,444
Straight-line rent income		(4,150)		(5,218)		(8,391)		(10,395)
Taxes and insurance on leased properties		(2,175)		(1,630)		(4,337)		(3,182)
Amortization of lease incentives		262		249		522		485
Lease payments received from tenants	$	62,288	$	71,318	$	130,895	$	141,352
Interest income and other		5,979		6,257		12,114		12,827
Amortization of commitment fees and discounts		(137)		(135)		(273)		(454)
Cash NOI	$	68,130	$	77,440	$	142,736	$	153,725
Period over Period change ($)	$	(9,310)			$	(10,989)		
Period over Period change (%)		(12.0)%				(7.2)%		

GLOSSARY

ANNUALIZED REVENUES

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

FACILITY TYPES

SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

FIXED CHARGES

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
Welltower, Inc.
LTC Properties, Inc.
Healthpeak Properties
Sabra Health Care REIT, Inc.

STABILIZED LEASE

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

TOTAL RETURN

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.